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                                  EXHIBIT 99.1

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The information contained herein is furnished to you solely by Greenwich Capital
Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.


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         PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

LTV :                              FIXED $       2/28 $     3/27 $     5/25 $     OTHER   MH STRATIFICATION:
-----                          -----------    -----------   ------  -----------   -----   ------------------
                 BELOW 70      13051161.66    15220775.21     0       589925.6      0      Total Balance
              70.01 TO 75       7665223.53    11366608.63     0      281000.65      0      % Pool Balance
              75.01 TO 80      21718071.38     43059716.8     0     2159606.78      0      Ave. FICO
              80.01 TO 85      11687872.15     24693028.7     0      704626.86      0      Ave. LTV
              85.01 TO 90      21340985.23    57064201.46     0     1812553.27      0      % Full Docs
              90.01 TO 95       9592848.65    11813665.65     0      128151.53      0
             95.01 TO 100      13544997.82    31262381.99     0      243304.25      0      SILENT SECONDS
              100.01 PLUS                                                                  STRATIFICATION:
                                                                                           Total Balance         22105871.4
                                                                                           % Pool Balance        7.39%
FICO                                                                                       Ave. FICO             647
                BELOW 550       6170713.17    26153487.96     0      572350.98      0      Ave. LTV              79.95
               550 TO 574       4835062.47    19018562.27     0      222627.87      0      % Full Docs           6.53%
               575 TO 599       8544587.24    23463534.19     0      877879.35      0
               600 TO 624      22431700.89    32355315.69     0      781080.44      0      SECOND LIEN
                                                                                           STRATIFICATION:
               625 TO 649      21530201.53    32078102.76     0      952732.87      0      Total Balance
               650 TO 674       17451441.2    30642833.71     0     1989531.32      0      % Pool Balance
               675 TO 699       9015468.16    13636364.36     0      353161.86      0      Ave. FICO
                 700 PLUS       8621985.76     17132177.5     0      169804.25      0      Ave. LTV
                                                                                           % Full Docs

PROPERTY TYPE:
   SINGLE-FAMILY DETACHED      90930084.39    172812344.8    0     4549021.73       0     LTV ABOVE 90
                                                                                          STRATIFICATION:
                 ROW HOME        614209.76     1216179.35    0        75554.2       0     Total Balance        66585349.89
                    CONDO       1543956.73     7152881.29    0      451152.82       0     % Pool Balance       22.27%
          2-4 FAMILY DET.       5128469.83    10354987.38    0      843440.19       0     Ave. FICO            650
       MANUFACTURED HOUSE                                                                 Ave. LTV             97.89
                TOWNHOUSE        384439.71     2943985.66    0              0       0     % Full Docs          14.80%

PURPOSE:

                 PURCHASE       8023175.44    47277898.28    0     1013244.44       0
     REFINANCE  RATE/TERM      15148848.49     10061292.5    0      537340.39       0
CASH OUT REFI (COF) BELOW
                70.01 LTV      10561089.21    14040273.76    0         495000       0
 COF WITH LTV 70.01 TO 75       5812487.38     8917344.39    0      281000.65       0
 COF WITH LTV 75.01 TO 80      16546332.18    26814539.65    0     1717191.99       0
 COF WITH LTV 80.01 TO 85       9281590.78    19696402.57    0      225010.33       0
 COF WITH LTV 85.01 TO 90      15009486.63    41883282.34    0     1448729.61       0
 COF WITH LTV 90.01 TO 95       8067240.73     9049623.26    0      128151.53       0
COF WITH LTV 95.01 TO 100      10150909.58    16739721.69    0          73500       0
COF WITH LTV 100.01 PLUS
                               OTHER

OCCUPANCY STATUS:
           OWNER OCCUPIED      90252854.98    172134687.2    0     4543728.75       0
                 2ND HOME       1898372.29     8189883.95    0         285000       0
               INVESTMENT       6449933.15    14155807.29    0     1090440.19       0
                   OTHER

LOAN BALANCE
             BELOW 50,000       1174312.94     1634048.42    0       40471.41       0
     50,000.01 TO 100,000      14270601.35    18912522.39    0       369851.7       0
    100,000.01 TO 150,000      26251909.65    38289226.75    0     1120678.17       0
    150,000.01 TO 200,000      17584192.75    35739504.58    0      369804.25       0
    200,000.01 TO 400,000      26449855.84    68294743.23    0     2946746.88       0
    400,000.01 TO 500,000        6641808.7    16395817.39    0      479616.53       0
    500,000.01 TO 600,000       2777843.63      4526226.9    0         592000       0
  600,000.01 TO 1,000,000       3450635.56    10688288.78    0              0       0
  1,000,000.01 AND ABOVE

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LOAN TERM

                          7 YEARS        256499.45              0    0              0      0
                         10 YEARS            32500              0    0              0      0
                         15 YEARS       3554713.35              0    0              0      0
                         20 YEARS       3617026.39       58312.72    0              0      0
                         25 YEARS        215301.63              0    0              0      0
                         29 YEARS        137040.59              0    0              0      0
                         30 YEARS      90788079.01    194422065.7    0     5919168.94      0

DOCUMENTATION TYPE
               FULL DOCUMENTATION      74637599.25      125255643    0   4735607.77      0
               LITE DOCUMENTATION                0       98841.03    0            0      0
    STATED DOCS WITH LTV BELOW 70       1773056.03     3296471.74    0      94925.6      0
 STATED DOCS WITH LTV 70.00 TO 75        229544.43     3033341.01    0            0      0
 STATED DOCS WITH LTV 75.01 TO 80       1277801.46     5595155.46    0       247000      0
 STATED DOCS WITH LTV 80.01 TO 85        385673.43     3514134.83    0            0      0
 STATED DOCS WITH LTV 85.01 TO 90        617809.13    10198728.54    0    386831.32      0
 STATED DOCS WITH LTV 90.01 TO 95        402165.99     1863683.13    0            0      0
STATED DOCS WITH LTV 95.01 TO 100        666114.55     8449792.43    0    169804.25      0
STATED DOCS WITH LTV ABOVE 100.01
                               OTHER      18611396.15    33174587.24    0       285000      0

LIEN STATUS
                            1ST LIEN      98601160.42    194480378.4    0   5919168.94      0
      SECOND LIENS WITH LTV BELOW 85
   SECOND LIENS WITH LTV 85.01 TO 90
   SECOND LIENS WITH LTV 90.01 TO 95
  SECOND LIENS WITH LTV 95.01 TO 100
  SECOND LIENS WITH LTV ABOVE 100.01

INTEREST ONLY
             DOLLAR OF MORTGAGE TYPE      1004299.45  12425461.75      0    792000        0
                           AVE. FICO             670          650     -        662     -
                            AVE. LTV           83.43        82.69     -      80.00     -
                       % STATED DOCS           0.00%        0.00%   0.00%    0.00%    0.00%
                         % FULL DOCS           1.02%        5.86%   0.00%   13.38%    0.00%
